Exhibit 99.1


            Innodata Announces Third Quarter 2003 Results

    NEW YORK--(BUSINESS WIRE)--Nov. 11, 2003--

                    Revenues Up 54% Year-over-Year
                 Revenues Up 39% Quarter-over-Quarter
           Earnings of Approximately $1.5 Million in Q3 2003

    Innodata Corporation (Nasdaq:INOD), a leading provider of content supply chain solutions, doing business as Innodata Isogen, today announced net income of $1,490,000 or $0.06 per diluted share, for the third quarter of 2003, versus a net loss of $2,521,000, or $0.12 per diluted share, for the third quarter of 2002.
    Revenues were $11,184,000 for the third quarter 2003, up approximately 54% from revenues of $7,278,000 for the third quarter of 2002. For the nine months ended September 30, 2003, revenues were $25,893,000, as compared to revenues of $30,223,000 for the same period in 2002.
    Furthermore, revenues are up approximately 39% this quarter over last, when the company reported a net loss of $636,000 or $0.03 per diluted share. This represents the third straight quarter of improved quarter-over-quarter financial performance.
    Innodata Corporation's cash position remained solid, approximating $5.8 million at September 30, 2003. The company generated approximately $700,000 cash from operating activities and working capital climbed to approximately $10 million.
    The company attributed the improving financial results to increasing levels of capital spending in the commercial publishing and enterprise publishing sectors and other segments in which the company markets its services.
    "Of course, we're pleased to be in the black again," said Jack Abuhoff, Chairman and CEO of Innodata Corporation. "But frankly, one profitable quarter is not the whole game. Strong, sustainable growth is what we're working to achieve.
    "To accomplish this, we repositioned and refocused the entire company on a competitive platform that I'm confident will help get us to the next level of growth," Abuhoff asserted. "Today, we deliver our clients more value and are looking at more opportunity than ever before. That's what excites me."
    Innodata also reported that under the terms of its stock buyback program, there remains approximately $1.1 million in outstanding authorization should it decide to buy back shares.

    Timing of Conference Call with Q&A

    Innodata will conduct an investor conference call, including a question & answer period, at 11:00 a.m. EST today. Interested parties can participate in this call by dialing the following call-in numbers:

    1-800-915-4836 (Domestic)

    1-973-317-5319 (International)

    Replays will also be made available at:

    1-800-428-6051 (Domestic Replay)

    1-973-709-2089 (International Replay)

    (Passcode on Replay only: 310319)

    Investors are also invited to access a live webcast of the conference call at the Investor Relations section of www.innodata-isogen.com. Please note that the webcast feature will be in a listen-only mode. Call-in or webcast replay will be available for 30 days following the conference call.

    About Innodata Corporation

    Innodata Corporation dba Innodata Isogen (www.innodata-isogen.com) optimizes content supply chains, helping clients realize significant cost savings and productivity gains from operations, achieve better outcomes and compete more effectively in demanding global markets.
    Its solutions encompass virtually every activity necessary to create, use and distribute information products. Clients can choose from an array of integrated point solutions or simply outsource their entire content supply chain to Innodata Isogen.
    The company, based in metro New York, has seven content solution centers and satellites in North America and Europe, seven certified content production facilities and a dedicated tools and technology center in Asia, together employing more than 7,000 content specialists worldwide.
    Among its extensive roster of blue-chip clients are the world's leading commercial publishers, Global 2000 enterprises, government agencies, and major archives, libraries and museums.
    In 2001, Fortune and Business Week each rated the company as one of the 100 top-performing public companies in the U.S.

    This release contains certain forward-looking statements, including without limitation, statements concerning the company's operations, economic performance, and financial condition. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "indicate," "point to" and other similar expressions generally identify forward-looking statements, which speak only as of their dates.
    These forward-looking statements are based largely on the company's current expectations, and are subject to a number of risks and uncertainties, including without limitation, continuation or worsening of present depressed market conditions, changes in external market factors, the ability and willingness of the company's clients and prospective clients to execute business plans which give rise to requirements for digital content and professional services in knowledge processing, difficulty in integrating and deriving synergies from acquisitions, potential undiscovered liabilities of companies that Innodata acquires, changes in the company's business or growth strategy, the emergence of new or growing competitors, various other competitive and technological factors, and other risks and uncertainties indicated from time-to-time in the company's filings with the Securities and Exchange Commission.
    Actual results could differ materially from the results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results referred to in the forward-looking statements contained in this release will occur.

                 INNODATA CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS

                            (In Thousands)

                                          September 30,   December 31,
                                              2003            2002
                                          ------------    ------------
                                           Unaudited      Derived from
                                                            audited
                                                           financial
                                                           statements
ASSETS

CURRENT ASSETS:
  Cash and equivalents                    $     5,766     $     7,255
  Cash and equivalents - restricted             1,000               -
  Accounts receivable - net                     7,198           3,253
  Refundable income taxes                       1,075           1,491
  Prepaid expenses and other current
   assets                                       1,238             706
  Deferred income taxes                         1,570           1,501
                                          ------------    ------------

       Total current assets                    17,847          14,206

PROPERTY AND EQUIPMENT - NET                    6,140           6,707

OTHER ASSETS                                      853           1,109

GOODWILL                                          675             675
                                          ------------    ------------

TOTAL                                     $    25,515     $    22,697
                                          ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Short-term borrowings                   $     1,000     $         -
  Accounts payable and accrued expenses         2,982           2,655
  Accrued salaries and wages                    3,074           2,526
  Income and other taxes                          583             455
  Current portion of capital lease
   obligations                                    146               -
                                          ------------    ------------

       Total current liabilities                7,785           5,636
                                          ------------    ------------

DEFERRED INCOME TAXES PAYABLE                   1,372           1,492

OBLIGATIONS UNDER CAPITAL LEASE                   307               -

STOCKHOLDERS' EQUITY                           16,051          15,569
                                          ------------    ------------

TOTAL                                     $    25,515     $    22,697
                                          ============    ============


                 INNODATA CORPORATION AND SUBSIDIARIES
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME

               (In thousands, except per share amounts)

                              (Unaudited)

                                Three Months Ended   Nine Months Ended
                                   September 30,       September 30,
                                  2003      2002      2003      2002
                                --------  --------  --------  --------

REVENUES                        $11,184    $7,278   $25,893   $30,223
                                --------  --------  --------  --------

OPERATING COSTS AND EXPENSES:
  Direct operating expenses       7,225     7,124    19,458    25,668
  Selling and administrative
   expenses                       2,002     2,740     6,561     7,810
  Interest income - net              (4)      (13)      (19)      (34)
                                --------  --------  --------  --------

       Total                      9,223     9,851    26,000    33,444
                                --------  --------  --------  --------
INCOME (LOSS) BEFORE PROVISION
 FOR (BENEFIT FROM) INCOME TAXES  1,961    (2,573)     (107)   (3,221)

PROVISION FOR (BENEFIT FROM)
 INCOME TAXES                       471       (52)      152       (44)
                                --------  --------  --------  --------

NET INCOME (LOSS)               $ 1,490   $(2,521)  $  (259)  $(3,177)
                                ========  ========  ========  ========

BASIC INCOME (LOSS) PER SHARE   $   .07   $  (.12)  $  (.01)  $  (.15)
                                ========  ========  ========  ========
WEIGHTED AVERAGE SHARES
 OUTSTANDING                     21,593    21,733    21,499    21,589
                                ========  ========  ========  ========

DILUTED INCOME (LOSS) PER SHARE $   .06   $  (.12)  $  (.01)  $  (.15)
                                ========  ========  ========  ========
ADJUSTED DILUTIVE SHARES
 OUTSTANDING                     23,225    21,733    21,499    21,589
                                ========  ========  ========  ========


    CONTACT: Innodata Isogen
             Al Girardi, 201-488-1200, ext. 5392
             agirardi@innodata-isogen.com